Unaudited Interim Condensed Consolidated Statemenets of Income (USD $) In Thousands, except Share data, unless otherwise specified	9 Months Ended
	Sep. 30, 2013	Sep. 30, 2012
REVENUES:
Revenues	$ 130,704	$ 140,423
Commissions	(3,155)	(2,433)
Net revenues	127,549	137,990
EXPENSES:
Voyage expenses	(8,673)	(5,907)
Vessel operating expenses	(31,081)	(24,746)
Depreciation	(27,614)	(23,495)
General and administrative expenses	(8,263)	(7,205)
Early redelivery income, net	7,050
Operating income	58,968	76,637
OTHER (EXPENSE)/INCOME:
Interest expense	(6,976)	(6,187)
Other finance costs	(678)	(1,026)
Interest income	763	777
Loss on derivatives	1,082	(5,449)
Foreign currency gain/(loss)	(2)	12
Amortization and write-off of deferred finance charges	(918)	(867)
Net income	52,239	63,897
Less Preferred dividend	969
Net income available to common shareholders	$ 51,270	$ 63,897
Earnings per share in U.S.Dollars, basic and diluted	$ 0.67	$ 0.85
Weighted Average Number of Shares, Basic and Diluted	76,679,082	75,066,388